UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 21, 2008

Reliant Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Main Street, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 497-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

In this Current Report on Form 8-K, "Reliant Energy" refers to Reliant Energy, Inc., and "we," "us" and "our" refer to Reliant Energy and its subsidiaries.

On April 21, 2008, Reliant Energy Wholesale Generation, LLC and Reliant Energy Asset Management, LLC, each an indirect wholly-owned subsidiary of Reliant Energy, entered into an agreement with Nevada Power Company to sell our natural gas-fired combined-cycle electric generation facility located in Clark County, Nevada with a nominal capacity of 598 megawatts (the "Bighorn Facility") and assign related contracts, including the real property lease where the Bighorn Facility is located. The $500 million purchase price is subject to certain adjustments, which are not expected to be material. We expect to recognize a small gain on the sale. The sale is subject to customary closing conditions, including the approval of the Federal Energy Regulatory Commission and the Public Utilities Commission of Nevada. We expect to close in the second half of 2008.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This report contains "forward-looking statements" that contain projections, estimates or assumptions about the sale of the Bighorn Facility and plans and objectives for transactions and dispositions. In many cases you can identify forward-looking statements by terminology such as "intend," "may," "plan," "will," "expect," and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, regulatory developments and approvals, legal, governmental and bankruptcy proceedings, financial market conditions, access to capital, changes in commodity prices and interest rates, and other factors we discuss or refer to in the "Risk Factors" section of our filings with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliant Energy, Inc.

April 22, 2008	By:	/s/ Thomas C. Livengood

Name: Thomas C. Livengood
Title: Senior Vice President and Controller